Exhibit 99.2

NOG ANNOUNCES PROPOSED $725 MILLION PRIVATE OFFERING OF SENIOR NOTES

MINNEAPOLIS--(BUSINESS WIRE)--September 22, 2025-- Northern Oil and Gas, Inc. (NYSE: NOG) (the “Company” or “NOG”) today announced that it intends to offer for sale (the “Offering”) in a private placement under Rule 144A and Regulation S of the Securities Act of 1933, as amended (the “Securities Act”), to eligible purchasers, $725 million in aggregate principal amount of new senior notes due 2033 (the “New Notes”).

The Company intends to use the net proceeds from the Offering, together with cash on hand and/or borrowings under the Company’s revolving credit facility, if necessary, to (i) fund the purchase of the Company’s outstanding 8.125% Senior Notes due 2028 (the “2028 Notes”) validly tendered and accepted for purchase pursuant to the concurrent tender offer (the “Tender Offer”), (ii) fund, if 10% or less of the principal amount of the 2028 Notes remain outstanding following the Tender Offer, the redemption of such 2028 Notes in accordance with the indenture governing the 2028 Notes, or, if more than 10% of the principal amount of the 2028 Notes remain outstanding following the Tender Offer, the redemption, on or after March 1, 2026, of such outstanding 2028 Notes, at a redemption price of 100.000% of the principal amount thereof (the “Redemption”), and (iii) pay all accrued and unpaid interest, premiums, fees and expenses due or incurred in connection with the Offering, the Tender Offer and the Redemption. The Company intends to use any remaining net proceeds from the Offering for general corporate purposes, which may include repayment of a portion of the outstanding borrowings under the Company’s revolving credit facility. The Tender Offer is conditioned on the consummation of the Offering, but the Offering is not conditioned upon the completion of the Tender Offer.

The New Notes to be offered will not be registered under the Securities Act or under any state or other securities laws, and the New Notes will be issued pursuant to an exemption therefrom, and may not be offered or sold within the United States, or to or for the account or benefit of any U.S. person, absent registration or an applicable exemption from registration requirements.

The New Notes are being offered only to persons who are either reasonably believed to be “qualified institutional buyers” under Rule 144A or who are non-“U.S. persons” under Regulation S as defined under applicable securities laws.

This press release does not constitute an offer to sell, a solicitation to buy or an offer to purchase or sell any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. This press release does not constitute a notice of redemption with respect to the 2028 Notes.

ABOUT NORTHERN OIL AND GAS

NOG is a real asset company with a primary strategy of acquiring and investing in non-operated minority working and mineral interests in the premier hydrocarbon producing basins within the contiguous United States.

SAFE HARBOR

This press release contains forward-looking statements regarding future events and the Company’s future results that are subject to the safe harbors created under the Securities Act and the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements, including, but not limited to, statements regarding the Company’s plans to issue the New Notes and the anticipated use of the net proceeds therefrom. When used in this press release, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “continue,” “anticipate,” “target,” “could,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes. Items contemplating or making assumptions about actual or potential future production, sales, market size, collaborations, cash flows, and trends or operating results also constitute such forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond the Company’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: changes in crude oil and natural gas prices, the pace of drilling and completions activity on the Company’s current properties and properties pending acquisition; infrastructure constraints and related factors affecting the Company’s properties; general economic or industry conditions, whether internationally, nationally and/or in the communities in which the Company conducts business, including any future economic downturn, cost inflation, supply chain disruptions, the impact of continued or further inflation, disruption in the financial markets, changes in the interest rate environment and actions taken by OPEC and other oil producing countries as it pertains to the global supply and demand of, and prices for, crude oil, natural gas and NGLs; ongoing legal disputes over, and potential shutdown of, the Dakota Access Pipeline; the Company’s ability to identify and consummate additional development opportunities and potential or pending acquisition transactions, the projected capital efficiency savings and other operating efficiencies and synergies resulting from the Company’s acquisition transactions, integration and benefits of property acquisitions, or the effects of such acquisitions on the Company’s cash position and levels of indebtedness; changes in the Company’s reserves estimates or the value thereof; disruption to the Company’s business due to acquisitions and other significant transactions; changes in local, state and federal laws, regulations or policies that may affect the Company or the Company’s industry (such as the effects of tax law changes, and changes in environmental, health and safety regulation and regulations addressing climate change, and trade policy and tariffs); conditions of the securities markets; risks associated with the Company’s 3.625% convertible senior notes due 2029 (the “Convertible Notes”), including the potential impact that the Convertible Notes may have on the Company’s financial position and liquidity, potential dilution, and that provisions of the Convertible Notes could delay or prevent a beneficial takeover of the Company; the potential impact of the capped call transactions undertaken in tandem with the Convertible Notes issuances, including counterparty risk; increasing attention to environmental, social and governance matters; the Company’s ability to raise or access capital on acceptable terms; cyber-incidents could have a material adverse effect on the Company’s business, financial condition or results of operations; changes in accounting principles, policies or guidelines; events beyond the Company’s control, including a global or domestic health crisis, acts of terrorism, political or economic instability or armed conflict in oil and gas producing regions; and other economic, competitive, governmental, regulatory and technical factors affecting the Company’s operations, products and prices.

The Company has based any forward-looking statements on its current expectations and assumptions about future events. While the Company’s management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. Accordingly, results actually achieved may differ materially from expected results described in these statements. Forward-looking statements speak only as of the date they are made. You should consider carefully the statements under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as updated by the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025 and June 30, 2025. The Company does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements, other than as may be required by applicable law or regulation.

CONTACT:

Evelyn Leon Infurna

Vice President of Investor Relations

(952) 476-9800

ir@noginc.com

Source: Northern Oil and Gas, Inc.